UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                 Investment Company Act file number 811-01512

                       OPPENHEIMER CAPITAL INCOME FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                            (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
                  498 Seventh Avenue, New York, New York 10018
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (303) 768-3200
                                                    --------------

Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2002 - August 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------


HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2003, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Thanks in part to a recovering market environment, the Fund enjoyed favorable performance on both an absolute and relative basis during the reporting period. For the 12 months that ended August 31, 2003, the Fund had a total return of 20.10% (Class A shares without sales charge). This result was better than the Fund's benchmark, the S&P 500 Index, which returned 12.06% during the same time frame. We attribute the Fund's relative outperformance in part to the strong results of some of our holdings in the financial industry. Also helping the Fund's performance were some of our positions in convertible bonds. This sector performed better overall in the second half of the fiscal year as investors became less risk averse compared to the flight-to-safety days of 2002.
   When the reporting period began, the Fund's asset allocation was approximately 50% in stocks, 22% in convertible bonds and 28% in traditional fixed-income securities. By the end of the period, we made the Fund less equity sensitive by adjusting its asset allocation to approximately 40% in stocks, 22% in convertibles and 31% in fixed income. We made this shift because we thought that many of the Fund's holdings had approached or exceeded their fair value. We especially looked to sell stocks of companies with relatively weak credit quality. In addition, we cut back our exposure to the financial sector, which had performed very well and grown to occupy a larger-than-desired portion of the Fund.
   Our positions in convertible bonds (22% of total market value of investments) generally helped Fund performance during the period. Some of our strongest-performing convertibles were from technology, energy and cable companies. As the bond market rallied throughout the period and investors became less risk averse, we gradually sought to reduce our lower-quality convertible holdings and began to focus instead on more senior bonds, which we believed offered less downside risk.
   As we mentioned, several financial stocks were strong performers for the Fund, rebounding off of significantly depressed levels in the previous year. As investors' concerns about corporate accounting scandals abated, Fund holdings Citigroup, Inc. and J.P. Morgan Chase & Co. performed well. Both of these companies, along with FleetBoston Financial Corp., benefited from an improving economy and better corporate credit characteristics, while FleetBoston also was helped by a stabilizing political and economic situation in South America. Two other positive-performing financial stocks were Washington Mutual, Inc. and Everest Re Group Ltd., which benefited from substantial mortgage refinancing activity and strong fundamentals in the insurance business, respectively.

   Outside of the financial sector, the Fund was helped by investments in Tyco International Ltd., which bounced back from a series of questions about its accounting


                       5 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------


methods, and Kinder Morgan, Inc., a pipeline company whose strong fundamentals were rewarded by investors during the period.
   On the negative side, the Fund was hurt by its exposure to the tobacco industry. The major detractor to performance in this area was Altria Group, Inc. (formerly Philip Morris). Altria, weakened by an increasingly challenging business environment, sought to overcome increased tobacco taxes as well as increased competition from low-cost cigarette makers. The company was further hurt by an unfavorable Illinois court ruling. Though the ultimate outcome of the case was still uncertain at the end of the reporting period, the litigation weighed on the entire tobacco industry.
   Other detractors from performance included Pfizer, Inc., ACE Ltd. and Travelers Property Casualty Corp., as well as a convertible bond position in Six Flags, Inc. Pfizer, a large pharmaceutical company, was hurt by questions about future patent expirations as well as the potential for declines in earnings growth. Insurance companies ACE and Travelers were weakened by investor concerns about exposure to asbestos claims along with worse-than-expected earnings. Six Flags, an operator of regional theme parks, was dragged down in part by bad weather, which depressed attendance and reduced profits. The Fund's holdings, management and strategies are subject to change.
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2003. In the case of Class A and Class B shares, performance is measured over a ten-year period. In the case of Class C shares, performance is measured from the inception of the Class on November 1, 1995. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestment of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index. The S&P 500 Index is a broad based index of U.S. equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index, which does not include debt securities.



                       6 | OPPENHEIMER CAPITAL INCOME FUND

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
            Oppenheimer Capital Income Fund (Class A)         S&P 500 Index
06/30/1993                       9,425                          10,000
09/30/1993                       9,765                          10,258
12/31/1993                       9,824                          10,495
03/31/1994                       9,457                          10,098
06/30/1994                       9,486                          10,140
09/30/1994                       9,889                          10,635
12/31/1994                       9,550                          10,633
03/31/1995                      10,231                          11,667
06/30/1995                      10,972                          12,779
09/30/1995                      11,808                          13,794
12/31/1995                      12,216                          14,624
03/31/1996                      12,776                          15,409
06/30/1996                      13,014                          16,099
08/31/1996 1                    12,980                          15,714
11/30/1996                      14,859                          18,343
02/28/1997                      15,594                          19,252
05/31/1997                      16,058                          20,760
08/31/1997                      17,314                          22,097
11/30/1997                      18,420                          23,571
02/28/1998                      19,757                          25,988
05/31/1998                      20,427                          27,124
08/31/1998                      18,382                          23,892
11/30/1998                      20,733                          29,154
02/28/1999                      20,527                          31,123
05/31/1999                      21,295                          32,829
08/31/1999                      20,409                          33,402
11/30/1999                      19,761                          35,245
02/29/2000                      18,657                          34,773
05/31/2000                      20,917                          36,265
08/31/2000                      21,885                          38,849
11/30/2000                      21,169                          33,756
02/28/2001                      23,343                          31,923
05/31/2001                      24,625                          32,440
08/31/2001                      23,382                          29,379
11/30/2001                      22,378                          29,633
02/28/2002                      21,898                          28,888
05/31/2002                      22,273                          27,952
08/31/2002                      19,231                          24,095
11/30/2002                      19,596                          24,741
02/28/2003                      19,397                          22,339
05/31/2003                      22,349                          25,697
08/31/2003                      23,096                          27,000


AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 8/31/03 2
1-YEAR  13.19%      5-YEAR  3.44%    10-YEAR  8.35%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
            Oppenheimer Capital Income Fund (Class B)   S&P 500 Index
08/31/2003                      10,000                     10,000
09/30/1993                      10,005                      9,923
12/31/1993                      10,033                     10,153
03/31/1994                       9,641                      9,769
06/30/1994                       9,642                      9,810
09/30/1994                      10,034                     10,288
12/31/1994                       9,669                     10,287
03/31/1995                      10,343                     11,287
06/30/1995                      11,076                     12,363
09/30/1995                      11,889                     13,345
12/31/1995                      12,278                     14,147
03/31/1996                      12,808                     14,907
06/30/1996                      13,022                     15,575
08/31/1996 1                    12,976                     15,202
11/30/1996                      14,825                     17,745
02/28/1997                      15,517                     18,625
05/31/1997                      15,940                     20,083
08/31/1997                      17,151                     21,377
11/30/1997                      18,223                     22,803
02/28/1998                      19,510                     25,141
05/31/1998                      20,116                     26,240
08/31/1998                      18,063                     23,113
11/30/1998                      20,353                     28,204
02/28/1999                      20,103                     30,109
05/31/1999                      20,822                     31,759
08/31/1999                      19,913                     32,314
11/30/1999                      19,282                     34,096
02/29/2000                      18,204                     33,640
05/31/2000                      20,409                     35,084
08/31/2000                      21,354                     37,583
11/30/2000                      20,655                     32,656
02/28/2001                      22,777                     30,883
05/31/2001                      24,027                     31,383
08/31/2001                      22,815                     28,422
11/30/2001                      21,835                     28,667
02/28/2002                      21,366                     27,947
05/31/2002                      21,732                     27,041
08/31/2002                      18,765                     23,310
11/30/2002                      19,120                     23,935
02/28/2003                      18,926                     21,611
05/31/2003                      21,807                     24,860
08/31/2003                      22,535                     26,120

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 8/31/03 2
1-YEAR  13.94%      5-YEAR  3.56%    10-YEAR  8.46%


1. The Fund changed its fiscal year end from June 30 to August 31.
2. See Notes on page 9 for further details.

THE PERFORMANCE INFORMATION FOR THE S&P 500 INDEX IN THE GRAPHS BEGINS ON 6/30/93 FOR CLASS A, 8/31/93 FOR CLASS B, 10/31/95 FOR CLASS C AND 2/28/01 FOR CLASS N SHARES.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.


                       7 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
               Oppenheimer Capital Income Fund (Class C)    S&P 500 Index
11/01/1995                         10,000                     10,000
12/31/1995                         10,420                     10,640
03/31/1996                         10,864                     11,211
06/30/1996                         11,050                     11,713
08/31/1996 1                       11,001                     11,432
11/30/1996                         12,569                     13,345
02/28/1997                         13,169                     14,007
05/31/1997                         13,525                     15,104
08/31/1997                         14,555                     16,077
11/30/1997                         15,458                     17,149
02/28/1998                         16,541                     18,907
05/31/1998                         17,068                     19,734
08/31/1998                         15,327                     17,382
11/30/1998                         17,260                     21,211
02/28/1999                         17,049                     22,643
05/31/1999                         17,659                     23,884
08/31/1999                         16,883                     24,301
11/30/1999                         16,320                     25,642
02/29/2000                         15,384                     25,299
05/31/2000                         17,209                     26,385
08/31/2000                         17,964                     28,264
11/30/2000                         17,335                     24,559
02/28/2001                         19,093                     23,226
05/31/2001                         20,086                     23,602
08/31/2001                         19,042                     21,375
11/30/2001                         18,194                     21,559
02/28/2002                         17,782                     21,018
05/31/2002                         18,030                     20,336
08/31/2002                         15,557                     17,530
11/30/2002                         15,805                     18,000
02/28/2003                         15,622                     16,253
05/31/2003                         17,945                     18,696
08/31/2003                         18,520                     19,644

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/03 2
1-YEAR  18.05%      5-YEAR  3.86%    SINCE INCEPTION  8.18%

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
            Oppenheimer Capital Income Fund (Class N)      S&P 500 Index
03/01/2001                  10,000                            10,000
05/31/2001                  10,520                            10,162
08/31/2001                   9,982                             9,203
11/30/2001                   9,550                             9,283
02/28/2002                   9,335                             9,049
05/31/2002                   9,485                             8,756
08/31/2002                   8,196                             7,548
11/30/2002                   8,331                             7,750
02/28/2003                   8,241                             6,998
05/31/2003                   9,488                             8,050
08/31/2003                   9,790                             8,458

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 8/31/03 2
1-YEAR  18.45%          SINCE INCEPTION  -0.84%



1. The Fund changed its fiscal year end from June 30 to August 31.

2. See Notes on page 9 for further details.

THE PERFORMANCE INFORMATION FOR THE S&P 500 INDEX IN THE GRAPHS BEGINS ON 6/30/93 FOR CLASS A, 8/31/93 FOR CLASS B, 10/31/95 FOR CLASS C AND 2/28/01 FOR CLASS N SHARES.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.


                       8 | OPPENHEIMER CAPITAL INCOME FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graph includes changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677). Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was higher prior to 10/18/91, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                       9 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  August 31, 2003
--------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
COMMON STOCKS--34.0%
-----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--4.0%
-----------------------------------------------------------------------------------
SPECIALTY RETAIL--4.0%
CSK Auto Corp. 1,2                                        6,270,000   $103,455,000
-----------------------------------------------------------------------------------
CONSUMER STAPLES--4.4%
-----------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.0%
Safeway, Inc. 1,3                                            50,000      1,220,500
-----------------------------------------------------------------------------------
FOOD PRODUCTS--0.3%
Kraft Foods, Inc., Cl. A 3                                  100,000      2,970,000
-----------------------------------------------------------------------------------
Sara Lee Corp.                                              200,000      3,796,000
                                                                     --------------
                                                                         6,766,000

-----------------------------------------------------------------------------------
TOBACCO--4.1%
Altria Group, Inc.                                        2,016,400     83,116,008
-----------------------------------------------------------------------------------
Loews Corp./Carolina Group 3                              1,000,000     22,710,000
                                                                     --------------
                                                                       105,826,008

-----------------------------------------------------------------------------------
ENERGY--3.8%
-----------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.1%
ENSCO International, Inc. 3                                 100,000      2,795,000
-----------------------------------------------------------------------------------
OIL & GAS--3.7%
BP plc, ADR                                                 275,000     11,473,000
-----------------------------------------------------------------------------------
ChevronTexaco Corp.                                         232,500     16,942,275
-----------------------------------------------------------------------------------
ConocoPhillips                                              500,000     27,920,000
-----------------------------------------------------------------------------------
Enbridge Energy Management LLC 2                            534,518     24,748,183
-----------------------------------------------------------------------------------
Kerr-McGee Corp.                                            145,000      6,372,750
-----------------------------------------------------------------------------------
Marathon Oil Corp. 3                                         35,000        976,150
-----------------------------------------------------------------------------------
Unocal Corp. 3                                               50,000      1,531,000
-----------------------------------------------------------------------------------
Valero Energy Corp.                                         150,000      5,910,000
                                                                     --------------
                                                                        95,873,358

-----------------------------------------------------------------------------------
FINANCIALS--11.3%
-----------------------------------------------------------------------------------
COMMERCIAL BANKS--3.0%
Charter One Financial, Inc.                                 750,000     23,250,000
-----------------------------------------------------------------------------------
FleetBoston Financial Corp. 3                               423,000     12,516,570
-----------------------------------------------------------------------------------
U.S. Bancorp                                              1,250,000     29,875,000
-----------------------------------------------------------------------------------
Washington Mutual, Inc.                                     312,500     12,181,250
                                                                     --------------
                                                                        77,822,820

-----------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.2%
CIT Group, Inc. 3                                           798,200     21,750,950
-----------------------------------------------------------------------------------
Citigroup, Inc. 3                                         1,419,500     61,535,325
                                                                     --------------
                                                                        83,286,275




                      10 | OPPENHEIMER CAPITAL INCOME FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
INSURANCE--3.7%
ACE Ltd.                                                    825,000   $ 26,565,000
-----------------------------------------------------------------------------------
Everest Re Group Ltd.                                       850,000     62,305,000
-----------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                       75,000      5,681,250
                                                                     --------------
                                                                        94,551,250

-----------------------------------------------------------------------------------
REAL ESTATE--0.5%
Anthracite Capital, Inc.                                    975,000     10,617,750
-----------------------------------------------------------------------------------
Archstone-Smith Trust 3                                       1,100         28,765
-----------------------------------------------------------------------------------
Heritage Property Investment Trust                          130,000      3,562,000
                                                                     --------------
                                                                        14,208,515

-----------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.9%
Fannie Mae                                                   16,000      1,036,640
-----------------------------------------------------------------------------------
Radian Group, Inc.                                          450,000     21,415,500
                                                                     --------------
                                                                        22,452,140

-----------------------------------------------------------------------------------
HEALTH CARE--1.4%
-----------------------------------------------------------------------------------
BIOTECHNOLOGY--0.2%
Wyeth 3                                                     100,000      4,285,000
-----------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.2%
Aetna, Inc. 3                                               100,000      5,700,000
-----------------------------------------------------------------------------------
PHARMACEUTICALS--1.0%
Abbott Laboratories                                         100,000      4,030,000
-----------------------------------------------------------------------------------
Bristol-Myers Squibb Co. 3                                  182,200      4,622,414
-----------------------------------------------------------------------------------
Pfizer, Inc.                                                500,000     14,960,000
-----------------------------------------------------------------------------------
Schering-Plough Corp. 3                                     130,000      1,974,700
                                                                     --------------
                                                                        25,587,114

-----------------------------------------------------------------------------------
INDUSTRIALS--2.0%
-----------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.7%
Honeywell International, Inc. 3                              50,000      1,449,500
-----------------------------------------------------------------------------------
Lockheed Martin Corp.                                        75,000      3,842,250
-----------------------------------------------------------------------------------
Raytheon Co. 3                                              400,000     12,824,000
                                                                     --------------
                                                                        18,115,750

-----------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.3%
Tyco International Ltd. 3                                 1,567,500     32,259,150
-----------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.1%
-----------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.1%
Nokia Corp., Sponsored ADR, A Shares 3                      100,000      1,629,000
-----------------------------------------------------------------------------------
MATERIALS--0.3%
-----------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%
Sappi Ltd., Sponsored ADR                                   500,000      6,440,000



                      11 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.1%
-----------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
BellSouth Corp. 3                                            37,600  $     947,520
-----------------------------------------------------------------------------------
SBC Communications, Inc.                                     90,100      2,026,349
                                                                     --------------
                                                                         2,973,869

-----------------------------------------------------------------------------------
UTILITIES--6.6%
-----------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%
AES Corp. (The) 1                                           375,000      2,430,000
-----------------------------------------------------------------------------------
Pepco Holdings, Inc.                                         65,000      1,129,050
                                                                     --------------
                                                                         3,559,050

-----------------------------------------------------------------------------------
GAS UTILITIES--6.4%
Kinder Morgan Management LLC                              2,682,500    100,057,250
-----------------------------------------------------------------------------------
Kinder Morgan, Inc.                                       1,200,000     63,900,000
                                                                     --------------
                                                                       163,957,250

-----------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.1%
Equitable Resources, Inc.                                    75,000      2,960,250
                                                                     --------------
Total Common Stocks (Cost $633,247,031)                                875,723,299

-----------------------------------------------------------------------------------
PREFERRED STOCKS--9.0%
Allied Waste Industries, Inc., 6.25% Cv. Sr., Non-Vtg.       62,500      3,959,375
-----------------------------------------------------------------------------------
Baxter International, Inc., 7% Cv. Equity Units (each
equity unit has a stated value of $50 and consists of a
purchase contract to purchase Baxter International,
Inc. common stock and $50 principal amount of Baxter
International, Inc., 3.60% sr. nts., 2/16/08),
Non-Vtg. 4                                                   50,000      2,586,500
-----------------------------------------------------------------------------------
CenterPoint Energy, Inc., 2% Cv. Zero-Exchangeable
Sub. Nts. 5                                               1,000,000     29,658,000
-----------------------------------------------------------------------------------
Constellation Brands, Inc., 5.75% Cv. 1                      75,000      2,111,250
-----------------------------------------------------------------------------------
Emmis Communications Corp., 6.25% Cum. Cv.,
Series A, Non-Vtg.                                          400,000     18,700,000
-----------------------------------------------------------------------------------
Equity Securities Trust I/Cablevision Systems Corp.,
6.50% Cv., Series CVC                                       875,000     19,678,750
-----------------------------------------------------------------------------------
McKesson Financing Trust, 5% Cv., Non-Vtg.                  112,500      5,667,188
-----------------------------------------------------------------------------------
National Australia Bank Ltd., ExCaps (each ExCap consists
of $25 principal amount of 7.875% Perpetual Capital
Security and a purchase contract entitling the holder to
exchange ExCaps for ordinary shares of the Bank) 4          400,000     14,192,000
-----------------------------------------------------------------------------------
Prudential Financial, Inc./Prudential Financial Capital
Trust I, 6.75% Cum. Cv. Equity Security Units (each
unit consists of a contract to purchase Prudential
Financial, Inc. common stock and a redeemable capital
security of Prudential Financial Capital Trust I),
Non-Vtg. 4                                                  262,500     15,382,500
-----------------------------------------------------------------------------------
Regency Centers Corp., 2% Cv. 1                             262,500      8,815,800
-----------------------------------------------------------------------------------
Sempra Energy, 8.50% Cv. Equity Units (each equity unit
consists of income equity units, each has a stated
value of $25 and consists of a purchase contract to
purchase Sempra Energy common stock and $25 principal
amount of Sempra Energy, 5.60% sr. nts., 5/17/07) 4         675,000     18,765,000
-----------------------------------------------------------------------------------
Six Flags, Inc., 7.25% Cum. Cv. Preferred Income Equity
Redeemable Shares, Non-Vtg.                                 695,000     12,927,000



                      12 | OPPENHEIMER CAPITAL INCOME FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
PREFERRED STOCKS Continued

Travelers Property Casualty Corp., 4.50% Cv. Jr.
Unsec. Sub. Nts.                                            762,500  $  17,590,875
-----------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cum. Cv. Term Income
Deferrable Equity Securities, Non-Vtg.                       46,899      2,397,711
-----------------------------------------------------------------------------------
United Rentals Trust I, 6.50% Cv. Quarterly Income
Preferred Securities, Non-Vtg.                              550,000     20,350,000
-----------------------------------------------------------------------------------
UnumProvident Corp., 8.25% Cv.                              225,000      6,970,500
-----------------------------------------------------------------------------------
Washington Mutual, Inc., Cv. Units (each unit consists
of one preferred and one warrant to purchase 1.208 shares
of Washington Mutual, Inc. wts. exp. 8/3/41), Non-Vtg. 4    547,500     28,913,475
-----------------------------------------------------------------------------------
Xerox Corp., 6.25% Cv. 1                                     40,000      4,278,000
                                                                     --------------
Total Preferred Stocks (Cost $231,515,140)                             232,943,924

                                                          PRINCIPAL
                                                             AMOUNT
-----------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--9.0%

Federal Home Loan Mortgage Corp.:
8%, 4/1/16                                              $ 1,899,966      2,054,922
9%, 8/1/22-5/1/25                                           536,160        597,144
-----------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2500, Cl. FD, 1.607%, 6/15/32 5                    1,765,458      1,777,596
Series 2526, Cl. FE, 1.51%, 6/15/29 5                     1,861,161      1,873,876
-----------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Real Estate Mtg.
Investment Conduit Multiclass Certificates,
Series 2551, Cl. FD, 1.51%, 1/15/33 5                     1,651,508      1,656,921
-----------------------------------------------------------------------------------
Federal National Mortgage Assn.:
5%, 9/1/33 6                                              7,566,000      7,322,466
5.50%, 9/1/33 6                                          35,496,000     35,351,815
6%, 9/25/33 6                                            34,442,000     35,023,209
6.50%, 9/1/33 6                                          46,148,000     47,719,893
7%, 9/25/33 6                                            77,961,000     82,127,080
8.50%, 7/1/32                                               644,572        693,768
-----------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 2002-77, Cl. WF,
1.51%, 12/18/32 5                                         2,783,409      2,791,437
-----------------------------------------------------------------------------------
FHLMC Structured Pass-Through Securities, Collateralized
Mtg. Obligations:
Series H003, Cl. A2, 1.88%, 1/15/07                       1,886,381      1,896,154
Series H006, Cl. A1, 1.724%, 4/15/08 7                    1,797,541      1,769,753
-----------------------------------------------------------------------------------
Government National Mortgage Assn., 8.50%,
8/15/17-12/15/17                                            616,134        678,877
-----------------------------------------------------------------------------------
Granite Mortgages plc, Mtg.-Backed Obligations,
Series 2002-2, Cl. 1A1, 1.479%, 1/21/17 5,7                 612,846        612,822
-----------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1996-WF1, Cl. A2,
7.385%, 11/15/28 5,8                                      1,016,282      1,022,461
-----------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg.
Pass-Through Certificates, Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                                   2,380,000      2,689,871
-----------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp.,
Collateralized Mtg. Obligations, Pass-Through
Certificates:
Series 2003-AR3, Cl. A1A, 1.675%, 4/25/33 5                 118,330        118,399
Series 2003-AR7, Cl. A1, 1.507%, 8/25/33 5                4,101,624      4,098,127
                                                                     --------------
Total Mortgage-Backed Obligations (Cost $231,671,833)                  231,876,591

                      13 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--3.5%

BMW Vehicle Owner Trust, Automobile Loan Certificates,
Series 2003-A, Cl. A2, 1.45%, 11/25/05 7                 $3,780,000   $  3,783,517
-----------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile
Mtg.-Backed Nts., Series 2002-4, Cl. A2B, 1.74%,
1/17/05 7                                                 2,693,259      2,698,654
-----------------------------------------------------------------------------------
Caterpillar Financial Asset Trust, Equipment Loan
Pass-Through Certificates, Series 2003-A, Cl. A2,
1.25%, 10/25/05                                           2,140,000      2,115,466
-----------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed
Certificates, Series 2003-B, Cl. AF1, 1.64%, 2/25/18 7    1,239,638      1,238,244
-----------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates,
Home Equity Mtg. Obligations:
Series 2003-3, Cl. 1A1, 1.18%, 8/25/17 5                  1,838,175      1,837,681
Series 2003-4, Cl. 1A1, 1.23%, 9/25/17 5                  3,720,000      3,719,070
-----------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan
Pass-Through Certificates:
Series 2003-A, Cl. A2, 1.26%, 1/16/06 7                   1,350,000      1,348,916
Series 2003-B, Cl. A2, 1.287%, 3/15/06                    1,670,000      1,666,343
-----------------------------------------------------------------------------------
CitiFinancial Mortgage Securities, Inc., Home Equity
Collateralized Mtg. Obligations:
Series 2002-1, Cl. AF1, 2.474%, 9/25/32                   1,177,097      1,182,125
Series 2003-2, Cl. AF1, 1.21%, 5/25/33 5,7                2,270,492      2,269,772
-----------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan
Pass-Through Certificates:
Series 2002-B, Cl. A2, 2.20%, 4/6/05                      1,439,158      1,443,484
Series 2003-A, Cl. A2, 1.52%, 12/8/05                     5,200,000      5,200,000
-----------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan
Certificates, Series 2002-D, Cl. A2A, 2.10%, 3/15/05      2,981,306      2,991,320
-----------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle
Receivable Nts.:
Series 2002-2, Cl. A1, 1.91%, 4/16/07                     3,052,675      3,063,256
Series 2003-3, Cl. A1, 1.50%, 1/15/08                     5,560,000      5,551,312
-----------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile
Receivables Obligations:
Series 2002-3, Cl. A2, 2.26%, 12/18/04                    1,843,640      1,848,713
Series 2002-4, Cl. A2, 1.66%, 6/15/05                     2,300,536      2,304,614
Series 2003-2, Cl. A2, 1.34%, 12/21/05                    3,878,000      3,877,013
Series 2003-3, Cl. A2, 1.52%, 4/21/06                     5,780,000      5,776,388
-----------------------------------------------------------------------------------
Household Automotive Trust, Automobile Loan
Certificates, Series 2002-2, Cl. A2, 2.15%, 12/19/05      1,466,738      1,471,160
-----------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile Loan Certificates,
Series 2002-1, Cl. A2, 1.95%, 7/20/05                       959,276        961,360
-----------------------------------------------------------------------------------
MMCA Auto Lease Trust, Auto Retail Installment
Contracts, Series 2002-A, Cl. A2, 1.28%, 5/16/05 5,8      1,709,165      1,710,529
-----------------------------------------------------------------------------------
Nissan Auto Lease Trust, Auto Lease Obligations,
Series 2002-A, Cl. A2, 1.86%, 11/15/04 7                  4,226,429      4,233,681
-----------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust,
Auto Receivable Nts.:
Series 2002-C, Cl. A2, 1.94%, 9/15/04                     2,024,601      2,027,760
Series 2003-B, Cl. A2, 1.20%, 11/15/05                    5,180,000      5,173,695
-----------------------------------------------------------------------------------
Salomon Smith Barney Auto Loan Trust,
Asset-Backed Auto Loan Obligations, Series 2002-1,
Cl. A2, 1.83%, 9/15/05 7                                  2,527,797      2,533,769
-----------------------------------------------------------------------------------
Toyota Auto Receivables Owner Trust,
Automobile Mtg.-Backed Obligations:
Series 2002-B, Cl. A3, 3.76%, 6/15/06                     1,690,000      1,720,162
Series 2003-A, Cl. A2, 1.28%, 8/15/05                     5,380,000      5,378,249

                      14 | OPPENHEIMER CAPITAL INCOME FUND

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.,
Series 2002-1, Cl. A2, 1.95%, 3/15/05                      $512,340   $    513,199
Series 2003-1, Cl. A2, 1.22%, 4/17/06                     3,080,000      3,075,210
-----------------------------------------------------------------------------------
Volkswagen Auto Lease Trust, Automobile Lease
Asset-Backed Securities, Series 2002-A, Cl. A2,
1.77%, 2/20/05                                            3,878,805      3,887,183
-----------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced Trust, Automobile Loan
Receivables, Series 2003-1, Cl. A2, 1.11%, 12/20/05       2,175,000      2,170,216
-----------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile Loan Receivables,
Series 2002-1, Cl. A2, 1.88%, 6/15/05                     1,852,410      1,857,372
                                                                     --------------
Total Asset-Backed Securities (Cost $90,605,603)                        90,629,433

-----------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--4.2%

Federal Home Loan Mortgage Corp. Unsec. Nts.:
4.50%, 1/15/13-7/15/13                                    6,600,000      6,356,598
4.875%, 3/15/07                                           5,800,000      6,130,194
6.25%, 7/15/32                                            2,750,000      2,892,304
-----------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4.25%, 7/15/07                                            6,300,000      6,506,394
6.375%, 6/15/09                                          14,100,000     15,721,514
7.25%, 5/15/30                                            2,655,000      3,145,891
-----------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
5.375%, 11/13/08                                            908,000        969,682
7.125%, 5/1/30                                              863,000      1,010,948
-----------------------------------------------------------------------------------
U.S. Treasury Bonds:
4.25%, 8/15/13                                            1,389,000      1,366,864
5.375%, 2/15/31                                             247,000        252,384
5.50%, 8/15/28 9                                         16,098,000     16,382,242
6.125%, 11/15/27                                          4,405,000      4,849,976
6.25%, 5/15/30                                            4,140,000      4,673,998
8.875%, 8/15/17                                           2,887,000      4,012,255
STRIPS, 2.99%, 2/15/10 10                                 2,075,000      1,598,754
STRIPS, 3.66%, 2/15/13 10                                   643,000        410,608
STRIPS, 3.76%, 2/15/11 10                                 5,023,000      3,641,725
STRIPS, 4.96%, 2/15/16 10                                 1,157,000        605,272
STRIPS, 5.48%, 11/15/27 10                                3,425,000        872,512
-----------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.875%, 2/15/12                                           2,475,000      2,575,839
5%, 2/15/11                                              13,400,000     14,156,376
5.75%, 8/15/10                                            3,422,000      3,785,054
6.50%, 2/15/10                                            6,300,000      7,242,789
                                                                     --------------
Total U.S. Government Obligations (Cost $110,390,360)                  109,160,173

-----------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.1%

United Mexican States Nts., 7.50%, 1/14/12
(Cost $1,244,899)                                         1,205,000      1,318,270


                      15 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--11.5%

AEP Resources, Inc., 6.50% Sr. Nts., 12/1/03 8           $2,120,000   $  2,140,068
-----------------------------------------------------------------------------------
Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06                 936,000      1,031,735
-----------------------------------------------------------------------------------
Albertson's, Inc., 7.45% Unsec. Debs., 8/1/29               941,000        990,645
-----------------------------------------------------------------------------------
Allied Waste North America, Inc.:
7.875% Sr. Unsec. Nts., Series B, 1/1/09                  4,000,000      4,115,000
8.50% Sr. Sub. Nts., 12/1/08                              2,500,000      2,668,750
10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                1,010,000      1,098,375
-----------------------------------------------------------------------------------
American International Group, Inc./SunAmerica Global
Financing VI, 6.30% Sr. Sec. Nts., 5/10/11 8              1,365,000      1,479,903
-----------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.50% Sr. Unsec.
Nts., 5/1/07 9                                            1,770,000      1,977,798
-----------------------------------------------------------------------------------
Auburn Hills Trust, 12.375% Gtd. Exchangeable
Certificates, 5/1/20                                      5,000,000      6,960,675
-----------------------------------------------------------------------------------
AXA Group, 8.60% Unsec. Sub. Nts., 12/15/30               1,810,000      2,143,259
-----------------------------------------------------------------------------------
Bank of America Corp., 4.75% Sub. Nts., 8/15/13           1,430,000      1,374,665
-----------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07 7                  2,500,000      2,690,625
-----------------------------------------------------------------------------------
Bankers Trust Corp., 7.375% Unsec. Sub. Nts., 5/1/08        250,000        282,946
-----------------------------------------------------------------------------------
Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12            800,000        848,000
-----------------------------------------------------------------------------------
Boeing Capital Corp., 7.375% Sr. Nts., 9/27/10 9          3,310,000      3,711,109
-----------------------------------------------------------------------------------
British Sky Broadcasting Group plc, 8.20% Sr. Unsec.
Nts., 7/15/09                                             1,040,000      1,192,100
-----------------------------------------------------------------------------------
British Telecommunications plc, 7.625% Nts., 12/15/05     1,836,000      2,044,274
-----------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp., 5.90% Sr.
Nts., 7/1/12                                              1,355,000      1,419,868
-----------------------------------------------------------------------------------
Cardinal Health, Inc., 4.45% Nts., 6/30/05                1,360,000      1,412,903
-----------------------------------------------------------------------------------
CenterPoint Energy, Inc., 5.875% Nts., 6/1/08 8           1,710,000      1,655,620
-----------------------------------------------------------------------------------
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.:
0%/13.50% Sr. Sub. Disc. Nts., 1/15/11 11                 3,250,000      1,868,750
8.625% Sr. Unsec. Nts., 4/1/09                            8,500,000      6,545,000
-----------------------------------------------------------------------------------
Chesapeake Energy Corp., 8.125% Sr. Unsec. Nts., 4/1/11   5,000,000      5,250,000
-----------------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12     1,150,000      1,311,943
-----------------------------------------------------------------------------------
Citizens Communications Co.:
6.375% Sr. Unsec. Unsub. Nts., 8/15/04                      277,000        289,745
9.25% Sr. Nts., 5/15/11                                     880,000      1,086,326
-----------------------------------------------------------------------------------
Coast Hotels & Casinos, Inc., 9.50% Sr. Unsec. Sub.
Nts., 4/1/09                                                300,000        321,000
-----------------------------------------------------------------------------------
Continental Airlines, Inc., 8% Sr. Nts., 12/15/05         3,000,000      2,655,000
-----------------------------------------------------------------------------------
Credit Suisse First Boston, Inc. (USA), 6.125%
Nts., 11/15/11                                            2,240,000      2,358,662
-----------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18      3,000,000      2,865,000
-----------------------------------------------------------------------------------
CSK Auto, Inc., 12% Sr. Unsec. Nts., 6/15/06 2           10,000,000     11,125,000
-----------------------------------------------------------------------------------
CSX Corp., 6.25% Unsec. Nts., 10/15/08                    1,460,000      1,596,170
-----------------------------------------------------------------------------------
DaimlerChrysler NA Holding Corp., 6.40% Nts., 5/15/06     1,930,000      2,069,072
-----------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31            695,000        728,013
-----------------------------------------------------------------------------------
Delphi Corp., 6.55% Nts., 6/15/06                         1,225,000      1,288,461
-----------------------------------------------------------------------------------
Deutsche Telekom International Finance BV, 8.50%
Unsub. Nts., 6/15/10                                      1,750,000      2,062,653
-----------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts.,
6/15/10                                                   1,300,000      1,522,567
-----------------------------------------------------------------------------------
DTE Energy Co., 6.375% Sr. Nts., 4/15/33                  1,615,000      1,480,643

                      16 | OPPENHEIMER CAPITAL INCOME FUND

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09       $7,500,000   $  8,015,625
-----------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts.,
Series B, 3/15/09                                         9,000,000      9,337,500
-----------------------------------------------------------------------------------
EOP Operating LP:
6.763% Sr. Unsec. Nts., 6/15/07                             268,000        293,761
7.75% Unsec. Nts., 11/15/07                               1,240,000      1,411,146
-----------------------------------------------------------------------------------
FirstEnergy Corp., 7.375% Sr. Unsub. Nts.,
Series C, 11/15/31                                        2,290,000      2,172,544
-----------------------------------------------------------------------------------
Fleming Cos., Inc., 9.25% Sr. Nts., 6/15/10 1,12          5,000,000        625,000
-----------------------------------------------------------------------------------
Ford Motor Co., 7.45% Bonds, 7/16/31                      1,530,000      1,363,037
-----------------------------------------------------------------------------------
France Telecom SA:
9.25% Sr. Unsec. Nts., 3/1/11                               725,000        866,886
10% Sr. Unsec. Nts., 3/1/31 5                               755,000        976,490
-----------------------------------------------------------------------------------
Franklin Resources, Inc., 3.70% Nts., 4/15/08               970,000        951,488
-----------------------------------------------------------------------------------
Gap, Inc. (The), 6.90% Nts., 9/15/07                      1,255,000      1,328,731
-----------------------------------------------------------------------------------
General Electric Capital Corp.:
6% Nts., 6/15/12                                          1,500,000      1,586,373
6.75% Nts., Series A, 3/15/32                               650,000        697,085
-----------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.875% Unsec. Unsub.
Nts., 8/28/12                                             3,480,000      3,447,942
-----------------------------------------------------------------------------------
General Motors Corp., 8.375% Sr. Unsec. Debs., 7/15/33    2,160,000      2,140,737
-----------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 6.60% Sr. Unsec.
Nts., 1/15/12                                             1,650,000      1,799,292
-----------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The), 2.375%
Nts., 6/1/06                                                800,000        786,272
-----------------------------------------------------------------------------------
Health Net, Inc., 8.375% Sr. Unsec. Unsub. Nts., 4/15/11  1,145,000      1,320,204
-----------------------------------------------------------------------------------
Hertz Corp. (The), 7.625% Sr. Nts., 6/1/12                4,235,000      4,279,904
-----------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08  10,000,000     10,262,500
-----------------------------------------------------------------------------------
Household Finance Corp., 7% Nts., 5/15/12                 1,990,000      2,213,220
-----------------------------------------------------------------------------------
Hutchison Whampoa International Ltd., 6.50% Nts.,
2/13/13 8                                                 1,805,000      1,788,896
-----------------------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts., 12/1/05                      5,000,000      4,925,000
-----------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                  2,000,000      2,090,000
-----------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 9% Sr. Sub. Nts., 3/15/12    1,000,000      1,085,000
-----------------------------------------------------------------------------------
J.P. Morgan Chase & Co., 6.75% Sub. Nts., 2/1/11          1,115,000      1,236,339
-----------------------------------------------------------------------------------
John Hancock Global Funding II:
5% Nts., 7/27/07 8                                        1,410,000      1,478,279
7.90% Nts., 7/2/10 8                                      1,065,000      1,246,230
-----------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub.
Nts., 4/1/12                                              1,600,000      1,672,000
-----------------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12        1,450,000      1,560,823
-----------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub.
Nts., 2/15/09                                             6,000,000      6,060,000
-----------------------------------------------------------------------------------
Kroger Co. (The), 7.80% Sr. Nts., 8/15/07                 2,230,000      2,502,655
-----------------------------------------------------------------------------------
Level 3 Communications, Inc.:
0%/10.50% Sr. Disc. Nts., 12/1/08 11                      5,000,000      4,125,000
11% Sr. Unsec. Nts., 3/15/08                              5,000,000      4,425,000
-----------------------------------------------------------------------------------
Lockheed Martin Corp., 8.50% Bonds, 12/1/29               1,435,000      1,827,522
-----------------------------------------------------------------------------------
Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29   27,500,000     18,425,000
-----------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 4.85% Nts., 2/15/13            694,000        678,338

                      17 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

MidAmerican Energy Holdings Co., 5.875% Sr.
Nts., 10/1/12                                           $ 2,300,000   $  2,337,150
-----------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                        1,370,000      1,490,175
-----------------------------------------------------------------------------------
Nationwide Financial Services, Inc., 5.90% Nts., 7/1/12   1,090,000      1,122,873
-----------------------------------------------------------------------------------
News America Holdings, Inc., 7.75% Sr. Unsec. Debs.,
12/1/45                                                   1,880,000      2,054,985
-----------------------------------------------------------------------------------
Nextel Communications, Inc., 9.75% Sr. Disc. Nts.,
10/31/07                                                 16,000,000     16,560,000
-----------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 5.375% Sr. Unsec.
Nts., 10/1/04                                               865,000        894,939
-----------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10  1,820,000      2,083,811
-----------------------------------------------------------------------------------
NorAm Energy Corp., 6.375% Unsec. Term Enhanced
Remarketable Nts., 11/1/03                                  236,000        237,193
-----------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Unsec. Nts.,
Series B, 9/1/07 7                                        7,500,000      7,687,500
-----------------------------------------------------------------------------------
Northrop Grumman Corp., 7.125% Sr. Nts., 2/15/11          1,000,000      1,128,925
-----------------------------------------------------------------------------------
Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27           920,000      1,051,100
-----------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts.,
Series B, 6/1/13 8                                        1,130,000      1,069,697
-----------------------------------------------------------------------------------
Progress Energy, Inc., 6.55% Sr. Unsec. Nts., 3/1/04      2,700,000      2,763,339
-----------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C,
12/18/23 8                                                2,140,000      2,540,670
-----------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25 8                                      2,230,000      2,651,127
-----------------------------------------------------------------------------------
Pulte Homes, Inc., 8.375% Sr. Nts., 8/15/04                 518,000        539,823
-----------------------------------------------------------------------------------
Raytheon Co., 5.70% Sr. Unsec. Nts., 11/1/03              2,280,000      2,289,797
-----------------------------------------------------------------------------------
RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10              12,500,000      4,875,000
-----------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 6.75% Bonds, 8/1/11          1,470,000      1,645,836
-----------------------------------------------------------------------------------
Rite Aid Corp.:
6.875% Sr. Unsec. Debs., 8/15/13                          5,000,000      4,375,000
7.125% Sr. Unsub. Nts., 1/15/07                           7,500,000      7,387,500
-----------------------------------------------------------------------------------
Rogers Wireless Communications, Inc., 9.625% Sr.
Sec. Nts., 5/1/11                                           429,000        474,581
-----------------------------------------------------------------------------------
Safeway, Inc.:
3.80% Sr. Unsec. Nts., 8/15/05                              100,000        101,462
4.80% Sr. Unsec. Nts., 7/16/07                            1,430,000      1,468,611
-----------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp., 3.03% Nts., Series VII,
2/25/04 5                                                   985,000        992,683
-----------------------------------------------------------------------------------
Shopping Center Associates, 6.75% Sr. Unsec. Nts.,
1/15/04 8                                                   471,000        479,925
-----------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub.
Nts., 3/15/12                                             1,000,000      1,047,500
-----------------------------------------------------------------------------------
Sprint Capital Corp., 8.75% Nts., 3/15/32                 2,115,000      2,411,307
-----------------------------------------------------------------------------------
Target Corp.:
5.40% Nts., 10/1/08                                       1,060,000      1,125,834
5.875% Sr. Unsec. Nts., 11/1/08                             810,000        876,580
-----------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr. Unsec. Debs.,
2/1/12                                                    3,550,000      4,474,999
-----------------------------------------------------------------------------------
TECO Energy, Inc., 10.50% Sr. Unsec. Nts., 12/1/07        1,280,000      1,422,400
-----------------------------------------------------------------------------------
Telefonos de Mexico SA, 8.25% Sr. Unsec. Nts., 1/26/06    1,200,000      1,335,000
-----------------------------------------------------------------------------------
Terex Corp., 9.25% Sr. Unsec. Sub. Nts., 7/15/11          1,000,000      1,072,500
-----------------------------------------------------------------------------------
Time Warner Entertainment Co. LP:
8.375% Sr. Debs., 3/15/23                                   225,000        268,005
10.15% Sr. Nts., 5/1/12                                     501,000        655,892
-----------------------------------------------------------------------------------
Time Warner, Inc., 9.125% Debs., 1/15/13                  1,130,000      1,383,325
-----------------------------------------------------------------------------------
Tyco International Group SA, 6.75% Sr.
Unsub. Nts., 2/15/11                                      2,770,000      2,832,325


                      18 | OPPENHEIMER CAPITAL INCOME FUND

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

Vornado Realty LP, 5.625% Sr. Unsec. Unsub.
Nts., 6/15/07                                          $  1,720,000   $  1,791,488
-----------------------------------------------------------------------------------
Walt Disney Co. (The), 6.75% Sr. Nts., 3/30/06            1,255,000      1,367,351
-----------------------------------------------------------------------------------
Waste Management, Inc., 7% Sr. Nts., 7/15/28              1,050,000      1,087,114
-----------------------------------------------------------------------------------
Weyerhaeuser Co., 5.50% Unsec. Unsub. Nts., 3/15/05       2,020,000      2,114,029
-----------------------------------------------------------------------------------
World Color Press, Inc., 7.75% Sr. Unsec. Sub.
Nts., 2/15/09                                             1,000,000      1,043,511
-----------------------------------------------------------------------------------
Wyeth, 5.875% Nts., 3/15/04 9                             1,400,000      1,432,642
                                                                     --------------
Total Non-Convertible Corporate Bonds and Notes
(Cost $280,164,717)                                                    296,709,646

-----------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--23.7%
-----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--9.8%
-----------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.7%
Royal Carribean Cruises Ltd., Zero Coupon Cv.
Sr. Unsec. Unsub. Liquid Yield Option Nts.,
5.29%, 2/2/21 10                                         40,000,000     18,200,000
-----------------------------------------------------------------------------------
MEDIA--9.1%
America Online, Inc., Zero Coupon Cv. Nts.,
3.85%, 12/6/19 10                                        67,500,000     41,428,125
-----------------------------------------------------------------------------------
Charter Communications, Inc., 5.75% Cv. Sr. Unsec.
Nts., 10/15/05                                           75,000,000     60,000,000
-----------------------------------------------------------------------------------
EchoStar Communications Corp., 4.875% Cv. Sub.
Nts., 1/1/07                                              9,135,000      9,260,606
-----------------------------------------------------------------------------------
Liberty Media Corp.:
3.25% Exchangeable Sr. Sec. Debs., 3/15/31
(exchangeable for Viacom, Inc., Cl. B common stock) 8     7,500,000      7,612,500
3.25% Exchangeable Sr. Unsec. Debs., 3/15/31
(exchangeable for Viacom, Inc., Cl. B common stock or
cash based on the value thereof)                         70,000,000     71,050,000
3.50% Exchangeable Sr. Unsec. Debs., 1/15/31
(exchangeable for Motorola, Inc., common stock or
cash based on the value of that stock)                   17,500,000     12,578,125
3.75% Exchangeable Sr. Unsec. Debs., 2/15/30
(exchangeable for Sprint Corp. PCS, Series 1 common
stock or cash based on the value of that stock)          17,750,000     10,450,313
4% Exchangeable Sr. Unsec. Debs., 11/15/29
(exchangeable for Sprint Corp. PCS, Series 1 common
stock or cash based on the value of that stock)          34,750,000     21,197,500
                                                                     --------------
                                                                       233,577,169

-----------------------------------------------------------------------------------
CONSUMER STAPLES--1.6%
-----------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.6%
Rite Aid Corp., 4.75% Cv. Unsec. Unsub. Nts., 12/1/06    37,500,000     40,125,000
-----------------------------------------------------------------------------------
FINANCIALS--0.9%
-----------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.9%
Providian Financial Corp., Zero Coupon Cv.
Sr. Unsec. Unsub. Nts., 6.20%, 2/15/21 10                55,000,000     24,337,500
-----------------------------------------------------------------------------------
HEALTH CARE--0.3%
-----------------------------------------------------------------------------------
BIOTECHNOLOGY--0.3%
Curagen Corp., 6% Cv. Jr. Unsec. Sub. Debs., 2/2/07       7,500,000      5,784,375
-----------------------------------------------------------------------------------
Intermune, Inc., 5.75% Cv. Unsec. Sub. Nts., 7/15/06      2,500,000      2,362,500
                                                                     --------------
                                                                         8,146,875

                      19 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------
INDUSTRIALS--3.8%
-----------------------------------------------------------------------------------
AIRLINES--0.2%
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec.
Unsub. Nts., 2/1/07                                    $  3,250,000  $   2,526,875
-----------------------------------------------------------------------------------
Delta Air Lines, Inc., 8% Cv. Sr. Bonds, 6/3/23 8         2,750,000      2,509,375
-----------------------------------------------------------------------------------
Northwest Airlines Corp., 6.625% Cv. Sr. Unsec.
Unsub. Nts., 5/15/23 5                                    1,000,000        895,000
                                                                     --------------
                                                                         5,931,250

-----------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.4%
Shaw Group, Inc. (The), Zero Coupon Cv. Sr. Unsec.
Liquid Yield Option Nts., 3.24%, 5/1/21 7,10             15,000,000      9,525,000
-----------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.2%
Tyco International Group SA:
2.75% Cv. Sr. Nts., Series A, 1/15/18 8                  36,000,000     39,330,000
3.125% Cv. Sr. Nts., Series B, 1/15/23 8                 37,500,000     42,234,375
                                                                     --------------
                                                                        81,564,375

-----------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--4.6%
-----------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.4%
Commscope, Inc., 4% Cv. Unsec. Sub. Nts., 12/15/06       12,500,000     11,656,250
-----------------------------------------------------------------------------------
Lucent Technologies, Inc., 2.75% Cv. Sr. Unsec. Debs.,
Series A, 6/15/23                                        15,000,000     12,768,750
-----------------------------------------------------------------------------------
Nortel Networks Corp., 4.25% Cv. Sr. Unsec. Nts.,
9/1/08                                                   15,000,000     12,637,500
                                                                     --------------
                                                                        37,062,500

-----------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.8%
Solectron Corp., Zero Coupon Cv. Sr. Unsec. Unsub.
Liquid Yield Option Nts., 4.30%, 11/20/20 10             35,000,000     19,862,500
-----------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.2%
Advanced Micro Devices, Inc., 4.75% Cv. Sr. Unsec.
Nts., 2/1/22                                              3,950,000      3,500,687
-----------------------------------------------------------------------------------
Amkor Technology, Inc., 5.75% Cv. Unsec. Sub.
Nts., 6/1/06                                             17,500,000     16,756,250
-----------------------------------------------------------------------------------
LSI Logic Corp., 4% Cv. Unsec. Sub. Nts., 11/1/06        37,500,000     35,484,375
                                                                     --------------
                                                                        55,741,312

-----------------------------------------------------------------------------------
SOFTWARE--0.2%
Manugistics Group, Inc., 5% Cv. Unsec. Sub. Nts.,
11/1/07                                                   7,500,000      5,784,375
-----------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.5%
-----------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
Nextel Communications, Inc., 5.25% Cv. Sr. Nts.,
1/15/10                                                  15,000,000     13,668,750
-----------------------------------------------------------------------------------
UTILITIES--2.2%
-----------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.1%
Calpine Corp.:
4% Cv. Sr. Unsec. Nts., 12/26/06 8                       27,500,000     25,025,000
4% Cv. Sr. Nts., 12/26/06                                 2,500,000      2,275,000
                                                                     --------------
                                                                        27,300,000

-----------------------------------------------------------------------------------
GAS UTILITIES--1.1%
El Paso Corp., Zero Coupon Cv. Debs.,
6.16%, 2/28/21 10                                        66,750,000     28,702,500
                                                                     --------------
Total Convertible Corporate Bonds and Notes
(Cost $534,965,349)                                                    609,529,106


                      20 | OPPENHEIMER CAPITAL INCOME FUND

                                                          PRINCIPAL     MARKET VALUE
                                                             AMOUNT       SEE NOTE 1
-------------------------------------------------------------------------------------
STRUCTURED NOTES--5.7%

Bank of America Corp., Linked Sr. Nts., Series RTY,
7%, 3/3/04 (redemption linked to Russell 2000 Index)   $ 10,000,000   $   11,251,902
-------------------------------------------------------------------------------------
Credit Suisse First Boston Corp. (New York Branch):
Cendant Corp. Equity Linked Nts., 5%, 2/7/04              1,400,000       20,825,000
Comcast Corp. Cv. Equity Linked Nts., 8%, 12/23/03          590,000       17,146,875
-------------------------------------------------------------------------------------
Deutsche Bank AG, COUNTS Corp. Sec. Credit Linked Nts.,
Series 2003-1, 2.85%, 1/7/05 5,7                          7,150,000        7,044,895
-------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The):
Abbott Laboratories Cv. Medium-Term Linked Nts.,
5.50%, 7/29/04                                              363,200       14,665,544
Clear Channel Communications, Inc., Cv. Medium-Term
Linked Nts., 5.25%, 7/29/04                                 366,400       15,481,133
GlobalSantaFe Corp. Cv. Linked Nts., 4%, 4/5/04             682,460       17,195,262
-------------------------------------------------------------------------------------
JPMorgan Chase Bank, High Yield Index-100 Nts.,
8%, 6/20/08                                              13,464,000       13,665,960
-------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.,
AT&T Wireless Services, Inc., Yield Enhanced
Equity Linked Debt Securities, 4%, 8/21/04                1,254,706       10,351,325
-------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Capped Appreciation
Linked Nts., 6%, 10/7/03 (linked to the performance
of the Standard & Poor's 500 Index)                      10,000,000       11,846,240
-------------------------------------------------------------------------------------
UBS AG, High Grade Credit Linked Nts.,
2.849%, 12/10/04 5                                        7,150,000        7,157,150
                                                                       --------------
Total Structured Notes (Cost $132,705,389)                               146,631,286

-------------------------------------------------------------------------------------
SHORT-TERM NOTES--1.9%
Crown Point Capital Co., 1.11%, 9/2/03
(Cost $49,998,458)                                       50,000,000       49,998,458

-------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.4%

Undivided interest of 18.29% in joint repurchase
agreement (Principal Amount/Market Value $754,227,000,
with a maturity value of $754,311,641) with
PaineWebber, Inc., 1.01%, dated 8/29/03, to be
repurchased at $137,970,482 on 9/2/03, collateralized
by Federal National Mortgage Assn., 5.50%, 6/1/33,
with a value of $770,199,757 (Cost $137,955,000)        137,955,000      137,955,000

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,434,463,779)            108.0%    2,782,475,186
-------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                         (8.0)     (206,094,845)
                                                        -----------------------------
NET ASSETS                                                   100.0%   $2,576,380,341
                                                        =============================


                      21 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2003. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2003 amounts to $139,328,183. Transactions during the period in which the issuer was an affiliate are as follows:

                         SHARES/                                     SHARES/
                       PRINCIPAL                                   PRINCIPAL                     DIVIDEND/
                      AUGUST 31,         GROSS          GROSS     AUGUST 31,      UNREALIZED      INTEREST      REALIZED
                            2002     ADDITIONS     REDUCTIONS           2003    APPRECIATION        INCOME          LOSS
-------------------------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
CSK Auto Corp.         1,862,614     4,547,700*       140,314      6,270,000     $42,473,050    $       --    $1,753,340
CSK Auto Corp.,
Restricted             4,524,886            --      4,524,886*            --              --            --            --
Enbridge Energy
Management LLC                --       534,518             --        534,518       6,497,819            --            --

BONDS AND NOTES
CSK Auto, Inc.,
12% Sr. Unsec.
Nts., 6/15/06         10,000,000            --             --     10,000,000       1,228,977     1,455,738            --
                                                                                -----------------------------------------
                                                                                 $50,199,846    $1,455,738    $1,753,340
                                                                                =========================================

*A portion of the transactions (4,524,886) was the result of a conversion from restricted common stock.


3. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                   CONTRACTS EXPIRATION   EXERCISE     PREMIUM MARKET VALUE
CALLS                        SUBJECT TO CALL      DATES      PRICE    RECEIVED   SEE NOTE 1
-------------------------------------------------------------------------------------------
Aetna, Inc.                            1,000    9/22/03     $60.00 $    97,995 $   35,000
Archstone-Smith Trust                     11    9/22/03      25.00         429      1,210
BellSouth Corp.                          376    9/22/03      25.00      53,389     24,440
Bristol-Myers Squibb Co.               1,625    9/22/03      25.00     479,363     97,500
CIT Group, Inc.                        2,768    9/22/03      30.00     121,897         --
CIT Group, Inc.                        4,232   10/20/03      22.50   1,151,049  2,031,360
Citigroup, Inc.                        2,195    9/22/03      42.50     637,546    329,250
ENSCO International, Inc.                500    9/22/03      30.00      29,499     32,500
FleetBoston Financial Corp.            4,230    9/22/03      30.00     391,030    148,050
Honeywell International, Inc.            500    9/22/03      30.00      26,999     15,000
Kraft Foods, Inc., Cl. A                 500   10/20/03      30.00      21,999     32,500
Loews Corp./Carolina Group               300    9/22/03      22.50      10,200     21,000
Marathon Oil Corp.                       350    9/22/03      27.50      15,399     24,500
Nokia Corp., Sponsored ADR, A Shares   1,000    9/22/03      15.00      41,498    140,000
Raytheon Co.                             250    9/22/03      32.50       9,750     10,000
Safeway, Inc.                            500    9/22/03      22.50      39,498     97,500
Schering-Plough Corp.                  1,100    9/22/03      17.50      53,397         --
Schering-Plough Corp.                    150    9/22/03      17.50       8,724      3,750
Tyco International Ltd.                1,000    9/22/03      20.00      46,498     85,000
Tyco International Ltd.                7,450    9/22/03      17.50   1,119,972  2,197,750
Tyco International Ltd.                4,300   10/20/03      22.50     145,068    150,500
Unocal Corp.                             500    9/22/03      30.00      34,498     42,500
Wyeth                                  1,000    9/22/03      45.00      26,499     30,000
                                                                   ------------------------
                                                                     4,562,196  5,549,310
                                                                   ------------------------


                      22 | OPPENHEIMER CAPITAL INCOME FUND

                                    CONTRACTS EXPIRATION   EXERCISE     PREMIUM MARKET VALUE
PUTS                           SUBJECT TO PUT      DATES      PRICE    RECEIVED   SEE NOTE 1
--------------------------------------------------------------------------------------------
Abbott Laboratories                     1,000    9/22/03     $40.00 $   161,992 $    60,000
Abbott Laboratories                       500    9/22/03      42.50     143,493     105,000
ACE Ltd.                                  250    9/22/03      35.00      66,747      67,500
Aetna, Inc.                               375    9/22/03      55.00      35,248      24,375
Altria Group, Inc.                      3,250    9/22/03      40.00     613,740     227,500
Altria Group, Inc.                      1,000    9/22/03      42.50     291,995     205,000
Altria Group, Inc.                      1,000   12/22/03      37.50     276,987     175,000
American International Group, Inc.        500    9/22/03      65.00     193,491     265,000
Archstone-Smith Trust                   1,000    9/22/03      25.00     116,246          --
Clear Channel Communications, Inc.      2,500    9/22/03      40.00     438,617      37,500
Comcast Corp., Cl. A Special, Non-Vtg.  4,000    9/22/03      25.00     185,996      20,000
Equitable Resources, Inc.               2,250    9/22/03      40.00     249,742     191,250
Everest Re Group Ltd.                   5,000    9/22/03      75.00   1,387,884   1,075,000
Fannie Mae                                500    9/22/03      60.00      90,996      22,500
Fannie Mae                                500    9/22/03      65.00     193,491      92,500
Fannie Mae                              2,340    9/22/03      70.00   1,655,671   1,263,600
General Motors Corp., Cl. H             1,000    9/22/03      12.50      57,499          --
Kinder Morgan, Inc.                     1,000    9/22/03      50.00      58,822       5,000
Kohl's Corp.                            1,000   10/20/03      45.00     223,757       5,000
Kraft Foods, Inc., Cl. A                1,000    9/22/03      27.50      63,997       5,000
Liberty Media Corp., Cl. A              2,000   10/20/03      10.00      82,996          --
Lockheed Martin Corp.                   1,000    9/22/03      45.00     220,247          --
Morgan Stanley                            750    9/22/03      45.00     146,493      22,500
Morgan Stanley                             76    9/22/03      50.00      30,171      14,060
Pfizer, Inc.                            2,500    9/22/03      32.50     241,742     700,000
Pfizer, Inc.                            3,250    9/22/03      30.00     321,745     227,500
Pfizer, Inc.                            1,500   10/20/03      30.00     177,991     187,500
Pfizer, Inc.                            1,000   12/22/03      30.00     129,494     175,000
Raytheon Co.                            2,915    9/22/03      32.50     575,928     204,050
Raytheon Co.                              500   10/20/03      32.50      65,997      67,500
SBC Communications, Inc.                1,325    9/22/03      25.00     237,826     311,375
Schering-Plough Corp.                     950    9/22/03      17.50     123,019     213,750
Schering-Plough Corp.                   1,000   10/20/03      15.00      33,998      55,000
Schering-Plough Corp.                   1,250   11/24/03      15.00     143,118     118,750
Schlumberger Ltd.                         500    9/22/03      45.00      90,996          --
Tenet Healthcare Corp.                  1,000   11/24/03      10.00      53,999          --
Transocean, Inc.                        1,000    9/22/03      20.00     156,993      30,000
Valero Energy Corp.                       750    9/22/03      35.00      51,748          --
Verizon Communications, Inc.              750    9/22/03      35.00      93,371      45,000
Viacom, Inc., Cl. B                       625    9/22/03      45.00     166,867      93,750
XL Capital Ltd., Cl. A                    250    9/22/03      80.00     104,245     117,500
XL Capital Ltd., Cl. A                  1,000   10/20/03      75.00     274,787     255,000
                                                                    -----------------------
                                                                     10,030,182   6,684,960
                                                                    -----------------------
                                                                    $14,592,378 $12,234,270
                                                                    =======================


                      23 | OPPENHEIMER CAPITAL INCOME FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

4. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.

5. Represents the current interest rate for a variable or increasing rate security.

6. When-issued security to be delivered and settled after August 31, 2003. See
Note 1 of Notes to Financial Statements.

7. Identifies issues considered to be illiquid. See Note 9 of Notes to Financial Statements.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $135,974,655 or 5.28% of the Fund's net assets as of August 31, 2003.

9. Securities with an aggregate market value of $4,072,797 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

10. Zero coupon bond reflects effective yield on the date of purchase.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12. Issuer is in default. See Note 1 of Notes to Financial Statements.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                      24 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2003
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
ASSETS
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $2,345,335,442)                      $  2,643,147,003
Affiliated companies (cost $89,128,337)                                139,328,183
                                                                    ---------------
                                                                     2,782,475,186
-----------------------------------------------------------------------------------
Cash                                                                       560,313
-----------------------------------------------------------------------------------
Cash used for collateral on written puts                                   537,549
-----------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                              18,476,624
Investments sold                                                         3,478,587
Shares of beneficial interest sold                                       2,504,781
Futures margins                                                             84,943
Swap contract                                                               70,072
Other                                                                       23,759
                                                                    ---------------
Total assets                                                         2,808,211,814

-----------------------------------------------------------------------------------
LIABILITIES

Options written, at value (premiums received $14,592,378)--
see accompanying statement                                              12,234,270
-----------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $207,885,279 purchased on a
when-issued basis)                                                     212,266,044
Shares of beneficial interest redeemed                                   5,496,524
Distribution and service plan fees                                       1,030,599
Shareholder reports                                                        419,476
Transfer and shareholder servicing agent fees                              327,543
Trustees' compensation                                                       6,029
Other                                                                       50,988
                                                                    ---------------
Total liabilities                                                      231,831,473

-----------------------------------------------------------------------------------
NET ASSETS                                                          $2,576,380,341
                                                                    ===============

-----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS

Par value of shares of beneficial interest                          $      230,082
-----------------------------------------------------------------------------------
Additional paid-in capital                                           2,302,574,860
-----------------------------------------------------------------------------------
Undistributed net investment income                                     43,094,417
-----------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                          (119,501,592)
-----------------------------------------------------------------------------------
Net unrealized appreciation on investments                             349,982,574
                                                                    ---------------
NET ASSETS                                                          $2,576,380,341
                                                                    ===============



                      25 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,130,486,469 and 189,909,987 shares of beneficial interest outstanding)   $11.22
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                    $11.90
-----------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$343,073,558 and 30,902,561 shares of beneficial interest outstanding)      $11.10
-----------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$93,797,150 and 8,461,403 shares of beneficial interest outstanding)        $11.09
-----------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$9,023,164 and 808,385 shares of beneficial interest outstanding)           $11.16



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                      26 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2003
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------
INVESTMENT INCOME
Interest:
Unaffiliated companies                                              $   96,269,375
Affiliated companies                                                     1,455,738
-----------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $35,025)                 47,780,989
                                                                      -------------
Total investment income                                                145,506,102


-----------------------------------------------------------------------------------
EXPENSES

Management fees                                                         12,219,761
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                  4,448,938
Class B                                                                  3,124,136
Class C                                                                    754,007
Class N                                                                     29,774
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                  2,549,137
Class B                                                                    759,011
Class C                                                                    155,098
Class N                                                                     16,583
-----------------------------------------------------------------------------------
Shareholder reports                                                        455,555
-----------------------------------------------------------------------------------
Trustees' compensation                                                      53,810
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                 14,654
-----------------------------------------------------------------------------------
Other                                                                      236,701
                                                                      -------------
Total expenses                                                          24,817,165
Less reduction to custodian expenses                                       (14,654)
                                                                      -------------
Net expenses                                                            24,802,511

-----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  120,703,591

-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments:
  Unaffiliated companies (including premiums on options exercised)     (52,469,216)
  Affiliated companies                                                  (1,753,340)
Closing of futures contracts                                            (4,072,789)
Closing and expiration of option contracts written                      30,809,051
Foreign currency transactions                                              (19,699)
                                                                      -------------
Net realized loss                                                      (27,505,993)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                            328,098,559
Futures contracts                                                         (359,333)
                                                                      -------------
Net change in unrealized appreciation                                  327,739,226


-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $420,936,824
                                                                      =============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                      27 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                          2003              2002
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                 $ 120,703,591    $  118,056,600
--------------------------------------------------------------------------------------
Net realized loss                                       (27,505,993)      (90,115,149)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)    327,739,226      (553,296,798)
                                                     ---------------------------------
Net increase (decrease) in net assets resulting
from operations                                         420,936,824      (525,355,347)

--------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                 (81,815,372)      (93,931,397)
Class B                                                 (11,054,004)      (14,424,307)
Class C                                                  (2,657,642)       (2,953,586)
Class N                                                    (214,705)         (106,899)
--------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                          --       (64,030,274)
Class B                                                          --       (12,137,001)
Class C                                                          --        (2,393,666)
Class N                                                          --           (61,281)


--------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                 (14,008,667)         (904,695)
Class B                                                 (26,837,289)      (41,599,972)
Class C                                                  10,405,145         5,678,706
Class N                                                   3,937,349         4,218,615


--------------------------------------------------------------------------------------
NET ASSETS

Total increase (decrease)                               298,691,639      (748,001,104)
--------------------------------------------------------------------------------------
Beginning of period                                   2,277,688,702     3,025,689,806
                                                     ---------------------------------
End of period [including undistributed net
investment income of $43,094,417 and
$18,133,482, respectively]                           $2,576,380,341    $2,277,688,702
                                                     =================================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                      28 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED AUGUST 31                  2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period            $ 9.76        $12.72        $12.88        $13.63        $13.75
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .54           .51           .42           .49           .51
Net realized and unrealized gain (loss)           1.35         (2.66)          .41           .32          1.03
                                                -----------------------------------------------------------------
Total from investment operations                  1.89         (2.15)          .83           .81          1.54
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              (.43)         (.48)         (.48)         (.49)         (.49)
Distributions from net realized gain                --          (.33)         (.51)        (1.07)        (1.17)
                                                -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (.43)         (.81)         (.99)        (1.56)        (1.66)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.22         $9.76        $12.72        $12.88        $13.63
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1               20.10%       (17.75)%        6.84%         7.24%        11.03%

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)    $2,130,486    $1,873,458    $2,458,272    $2,395,444    $2,926,923
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $1,900,896    $2,224,911    $2,432,151    $2,502,535    $3,156,294
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                             5.41%         4.48%         3.21%         3.78%         3.51%
Total expenses                                    0.93% 3       0.98% 3       0.91% 3       0.93%3        0.89% 3
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            141%          148%           74%           37%           40%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                      29 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED AUGUST 31               2003       2002       2001       2000       1999
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period         $ 9.67     $12.60     $12.76     $13.51     $13.63
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .45        .41        .32        .38        .39
Net realized and unrealized gain (loss)        1.33      (2.62)       .41        .32       1.03
                                             -----------------------------------------------------
Total from investment operations               1.78      (2.21)       .73        .70       1.42
-------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.35)      (.39)      (.38)      (.38)      (.37)
Distributions from net realized gain             --       (.33)      (.51)     (1.07)     (1.17)
                                             -----------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.35)      (.72)      (.89)     (1.45)     (1.54)
-------------------------------------------------------------------------------------------------
Net asset value, end of period               $11.10      $9.67     $12.60     $12.76     $13.51
                                             =====================================================

-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1            18.94%    (18.31)%     6.05%      6.34%     10.22%

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)   $343,074   $327,368   $477,223   $472,222   $720,721
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $312,457   $410,652   $469,690   $546,390   $749,020
-------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          4.55%      3.67%      2.44%      3.01%      2.71%
Total expenses                                 1.81% 3    1.76% 3    1.68% 3    1.70% 3    1.69% 3
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                         141%       148%        74%        37%        40%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      30 | OPPENHEIMER CAPITAL INCOME FUND

CLASS C    YEAR ENDED AUGUST 31                2003       2002       2001       2000       1999
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period         $ 9.66     $12.59     $12.76     $13.50     $13.63
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .45        .42        .32        .38        .39
Net realized and unrealized gain (loss)        1.34      (2.62)       .40        .32       1.02
                                             ----------------------------------------------------
Total from investment operations               1.79      (2.20)       .72        .70       1.41
-------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.36)      (.40)      (.38)      (.37)      (.38)
Distributions from net realized gain             --       (.33)      (.51)     (1.07)     (1.16)
                                             ----------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.36)      (.73)      (.89)     (1.44)     (1.54)
-------------------------------------------------------------------------------------------------
Net asset value, end of period               $11.09      $9.66     $12.59     $12.76     $13.50
                                             ====================================================

-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1            19.05%    (18.30)%     6.00%      6.40%     10.15%

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)    $93,797    $72,792    $89,547    $73,346   $119,284
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $75,459    $84,049    $80,390    $84,898   $119,594
-------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          4.55%      3.74%      2.44%      3.01%      2.70%
Total expenses                                 1.78% 3    1.76% 3    1.68% 3    1.70% 3    1.69% 3
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                         141%       148%        74%        37%        40%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                      31 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued


CLASS N     YEAR ENDED AUGUST 31                            2003      2002      2001 1
--------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                      $ 9.73    $12.69    $12.96
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .46       .50       .28
Net realized and unrealized gain (loss)                     1.37     (2.66)     (.30)
                                                         -----------------------------
Total from investment operations                            1.83     (2.16)     (.02)
--------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.40)     (.47)     (.25)
Distributions from net realized gain                          --      (.33)       --
                                                         -----------------------------
Total dividends and/or distributions to shareholders        (.40)     (.80)     (.25)
--------------------------------------------------------------------------------------
Net asset value, end of period                            $11.16    $ 9.73    $12.69
                                                         =============================

--------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         19.45%   (17.89)%   (0.18)%

--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                  $9,023    $4,071      $648
--------------------------------------------------------------------------------------
Average net assets (in thousands)                         $5,968    $2,839      $214
Ratios to average net assets: 3
Net investment income                                       4.92%     4.74%     2.94%
Total expenses                                              1.35% 4   1.25% 4   1.17% 4
--------------------------------------------------------------------------------------
Portfolio turnover rate                                      141%      148%       74%


1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                      32 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Capital Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values and redemption prices are linked to the market value of specific securities. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2003, the market value of these securities comprised 5.7% of the Fund's net assets, and resulted in unrealized gains of $13,925,897.



                      33 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued
SECURITIES ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 2003, the Fund had entered into when-issued purchase commitments of $207,885,279.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund records the incremental difference between the forward purchase and sale of each forward roll as interest income.
   Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of August 31, 2003, securities with an aggregate market value of $625,000, representing 0.02% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.



                      34 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                                (DEPRECIATION)
       UNDISTRIBUTED UNDISTRIBUTED          ACCUMULATED       BASED ON COST OF
       NET INVESTMENT    LONG-TERM                 LOSS SECURITIES FOR FEDERAL
       INCOME                 GAIN CARRYFORWARD 1,2,3,4    INCOME TAX PURPOSES
       -----------------------------------------------------------------------
       $43,094,421             $--         $110,971,355           $341,687,275

 1. As of August 31, 2003, the Fund had $105,823,276 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2003, details of the capital loss carryforward were as follows:

                              EXPIRING
                              ----------------------
                              2011      $105,823,276

2. During the fiscal years ended August 31, 2003 and August 31, 2002, the Fund did not utilize any capital loss carryforwards.
3. As of August 31, 2003, the Fund had $19,699 of post-October foreign currency losses which were deferred.
4. The Fund had $5,128,380 of straddle losses which were deferred.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the



                      35 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

                 FROM               FROM                            NET
                 ORDINARY        CAPITAL     TAX RETURN      INVESTMENT
                 INCOME             LOSS     OF CAPITAL            LOSS
                 ------------------------------------------------------
                 $933               $933            $--             $--

The tax character of distributions paid during the years ended August 31, 2003 and August 31, 2002 was as follows:
                                           YEAR ENDED        YEAR ENDED
                                      AUGUST 31, 2003   AUGUST 31, 2002
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income          $95,741,723      $118,904,111
                 Long-term capital gain            --        71,134,300
                                          -----------------------------
                 Total                    $95,741,723      $190,038,411
                                          =============================

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of August 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost               $2,442,759,078
                                                ==============
                 Gross unrealized appreciation $ 399,784,768 Gross unrealized depreciation 58,097,493
                                                --------------
                 Net unrealized appreciation    $  341,687,275
                                                ==============

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.



                      36 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED AUGUST 31, 2003       YEAR ENDED AUGUST 31, 2002
                                SHARES          AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------
CLASS A
Sold                        23,888,388   $ 242,116,329      18,148,756    $ 206,380,355
Dividends and/or
distributions reinvested     7,646,622      75,313,569      12,606,412      145,364,495
Redeemed                   (33,503,854)   (331,438,565)    (32,149,618)    (352,649,545)
                            ------------------------------------------------------------
Net decrease                (1,968,844)  $ (14,008,667)     (1,394,450)   $    (904,695)
                            ============================================================

----------------------------------------------------------------------------------------
CLASS B
Sold                         7,062,687   $  71,550,088       6,320,365    $  70,958,107
Dividends and/or
distributions reinvested     1,076,863      10,485,911       2,201,008       25,204,122
Redeemed                   (11,099,686)   (108,873,288)    (12,525,612)    (137,762,201)
                            ------------------------------------------------------------
Net decrease                (2,960,136)  $ (26,837,289)     (4,004,239)   $ (41,599,972)
                            ============================================================

----------------------------------------------------------------------------------------
CLASS C
Sold                         2,646,850   $  27,258,931       1,886,328    $  21,124,579
Dividends and/or
distributions reinvested       249,803       2,435,681         432,179        4,940,085
Redeemed                    (1,972,656)    (19,289,467)     (1,891,475)     (20,385,958)
                            ------------------------------------------------------------
Net increase                   923,997   $  10,405,145         427,032    $   5,678,706
                            ============================================================

----------------------------------------------------------------------------------------
CLASS N
Sold                           531,993   $   5,367,224         472,713    $   5,351,965
Dividends and/or
distributions reinvested        21,477         213,022          14,683          167,638
Redeemed                      (163,690)     (1,642,897)       (119,826)      (1,300,988)
                            ------------------------------------------------------------
Net increase                   389,780   $   3,937,349         367,570    $   4,218,615
                            ============================================================


--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2003, were $3,232,081,943 and $3,364,326,809, respectively.


                      37 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2003, the Fund paid $3,782,725 to OFS for services to the Fund.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   AGGREGATE         CLASS A    CONCESSIONS      CONCESSIONS     CONCESSIONS     CONCESSIONS
                   FRONT-END       FRONT-END     ON CLASS A       ON CLASS B      ON CLASS C      ON CLASS N
               SALES CHARGES   SALES CHARGES         SHARES           SHARES          SHARES          SHARES
                  ON CLASS A     RETAINED BY    ADVANCED BY      ADVANCED BY     ADVANCED BY     ADVANCED BY
YEAR ENDED            SHARES     DISTRIBUTOR   DISTRIBUTOR 1   DISTRIBUTOR 1   DISTRIBUTOR 1   DISTRIBUTOR 1
------------------------------------------------------------------------------------------------------------
August 31, 2003   $1,898,819        $492,515        $236,351      $1,420,826        $146,356         $40,439

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                          CLASS A        CLASS B        CLASS C        CLASS N
                       CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                         DEFERRED       DEFERRED       DEFERRED       DEFERRED
                    SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                      RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED            DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
-------------------------------------------------------------------------------
August 31, 2003           $18,476       $759,454         $7,861        $14,754


--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended August 31, 2003, expense under the Class A Plan totaled $4,448,938, all of which were paid by the Distributor to recipients, which included $14,945 retained by the Distributor and $304,815 which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


                      38 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended August 31, 2003, were as follows:

                                                                       DISTRIBUTOR'S
                                                        DISTRIBUTOR'S      AGGREGATE
                                                            AGGREGATE   UNREIMBURSED
                                                         UNREIMBURSED  EXPENSES AS %
                       TOTAL PAYMENTS  AMOUNT RETAINED       EXPENSES  OF NET ASSETS
                           UNDER PLAN   BY DISTRIBUTOR     UNDER PLAN       OF CLASS
-------------------------------------------------------------------------------------
 Class B Plan              $3,124,136       $2,435,096    $10,037,366           2.93%
 Class C Plan                 754,007          127,414      2,453,816           2.62
 Class N Plan                  29,774           23,557        191,036           2.12


--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gain or loss. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
   As of August 31, 2003, the Fund had no outstanding foreign currency contracts.


--------------------------------------------------------------------------------
6. FUTURES CONTRACTS
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.


                      39 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
6. FUTURES CONTRACTS Continued
   The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.
   Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2003, the Fund had outstanding futures contracts as follows:

                                                                      UNREALIZED
                          EXPIRATION  NUMBER OF  VALUATION AS OF    APPRECIATION
CONTRACT DESCRIPTION           DATES  CONTRACTS  AUGUST 31, 2003  (DEPRECIATION)
--------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Treasury Nts., 5 yr.   12/19/03        25       $ 2,746,484      $   8,890
                                                                  --------------
CONTRACTS TO SELL
U.S. Long Bonds             12/19/03       250        26,500,000       (380,750)
U.S. Treasury Nts., 2 yr.   12/29/03         1           213,047             90
U.S. Treasury Nts., 10 yr.  12/19/03       144        15,799,500        (85,243)
                                                                  --------------
                                                                       (465,903)
                                                                  --------------
                                                                      $(457,013)
                                                                  ==============


--------------------------------------------------------------------------------
7. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.


                      40 | OPPENHEIMER CAPITAL INCOME FUND

   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2003 was as follows:

                                        CALL OPTIONS                   PUT OPTIONS
                             -----------------------      ------------------------
                             NUMBER OF     AMOUNT OF      NUMBER OF      AMOUNT OF
                             CONTRACTS      PREMIUMS      CONTRACTS       PREMIUMS
----------------------------------------------------------------------------------
Options outstanding as of
August 31, 2002                  2,000   $   337,870         21,072    $10,362,607
Options written                346,395    34,208,363        294,562     57,285,433
Options closed or expired     (259,400)  (22,144,196)      (244,585)   (51,237,049)
Options exercised              (53,158)   (7,839,841)       (15,193)    (6,380,809)
                              ----------------------------------------------------
Options outstanding as of
August 31, 2003                 35,837   $ 4,562,196         55,856    $10,030,182
                              ====================================================


--------------------------------------------------------------------------------
8. TOTAL RETURN SWAP TRANSACTIONS
The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).


                      41 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8. TOTAL RETURN SWAP TRANSACTIONS Continued
As of August 31, 2003, the Fund had entered into the following total return swap agreement:

                                     PAID BY       RECEIVED BY
                                 THE FUND AT       THE FUND AT
SWAP                              AUGUST 31,        AUGUST 31,   TERMINATION     UNREALIZED
COUNTERPARTY        NOTIONAL            2003              2003          DATE   APPRECIATION
-------------------------------------------------------------------------------------------
                                                Value of total
                                   Six-Month         return of
                               LIBOR less 40   Lehman Brothers
Deutsche Bank    $11,892,000    basis points        CMBS Index      12/31/03        $70,072


--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES
As of August 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2003 was $47,437,148, which represents 1.84% of the Fund's net assets.

--------------------------------------------------------------------------------
10. BORROWING AND LENDING ARRANGEMENTS
The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at August 31, 2003.



                      42 | OPPENHEIMER CAPITAL INCOME FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL INCOME FUND:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund, including the statement of investments, as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




DELOITTE & TOUCHE LLP

Denver, Colorado
October 15, 2003



                      43 | OPPENHEIMER CAPITAL INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends paid by the Fund during the fiscal year ended August 31, 2003 which are not designated as capital gain distributions should be multiplied by 31.59% to arrive at the amount eligible for the corporate dividend-received deduction.
   A portion of the dividends paid by the Fund during the fiscal year ended August 31, 2003 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $47,816,014 of the Fund's fiscal year taxable income is eligible for the lower individual income tax rates. In early 2004, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



--------------------------------------------------------------------------------
PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.


                      44 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE      TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE; NUMBER OF
                                  PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY
                                  TRUSTEE

INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803
TRUSTEES                          S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH TRUSTEE
                                  SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

JAMES C. SWAIN,                   Formerly, Chief Executive Officer (until August 27,
Chairman and Trustee              2002) of the Board II Funds, Vice Chairman (until
(since 1970)                      January 2, 2002) of OppenheimerFunds, Inc. (the
Age: 69                           Manager) and President and a director (until 1997) of
                                  Centennial Asset Management Corporation (a wholly-owned
                                  investment advisory subsidiary of the Manager).
                                  Oversees 43 portfolios in the OppenheimerFunds complex.

WILLIAM L. ARMSTRONG,             Chairman of the following private mortgage banking
Vice Chairman and Trustee         companies: Cherry Creek Mortgage Company (since 1991),
(since 1999)                      Centennial State Mortgage Company (since 1994), The El
Age: 66                           Paso Mortgage Company (since 1993), Transland Financial
                                  Services, Inc. (since 1997); Chairman of the following
                                  private companies: Great Frontier Insurance (insurance
                                  agency) (since 1995), Ambassador Media Corporation and
                                  Broadway Ventures (since 1984); a director of the
                                  following public companies: Helmerich & Payne, Inc.
                                  (oil and gas drilling/production company) (since 1992)
                                  and UNUMProvident (insurance company) (since 1991). Mr.
                                  Armstrong is also a Director/Trustee of Campus Crusade
                                  for Christ and the Bradley Foundation. Formerly a
                                  director of the following: Storage Technology
                                  Corporation (a publicly-held computer equipment
                                  company) (1991-February 2003), and International Family
                                  Entertainment (television channel) (1992-1997),
                                  Frontier Real Estate, Inc. (residential real estate
                                  brokerage) (1994-1999), and Frontier Title (title
                                  insurance agency) (1995-June 1999); a U.S. Senator
                                  (January 1979-January 1991). Oversees 43 portfolios in
                                  the OppenheimerFunds complex.

ROBERT G. AVIS,                   Formerly, Director and President of A.G. Edwards
Trustee (since 1993)              Capital, Inc. (General Partner of private equity funds)
Age: 72                           (until February 2001); Chairman, President and Chief
                                  Executive Officer of A.G. Edwards Capital, Inc. (until
                                  March 2000); Vice Chairman and Director of A.G.
                                  Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons,
                                  Inc. (its brokerage company subsidiary) (until March
                                  1999); Chairman of A.G. Edwards Trust Company and
                                  A.G.E. Asset Management (investment advisor) (until
                                  March 1999); and a Director (until March 2000) of A.G.
                                  Edwards & Sons and A.G. Edwards Trust Company. Oversees
                                  43 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Formerly (until April 1999): Senior Vice President
Trustee (since 1997)              (from September 1987) and Treasurer (from March 1985)
Age: 66                           of the Manager; Vice President (from June 1983) and
                                  Treasurer (since March 1985) of OppenheimerFunds
                                  Distributor, Inc. (a subsidiary of the Manager); Senior
                                  Vice President (since February 1992), Treasurer (since
                                  July 1991) Assistant Secretary and a director (since
                                  December 1991) of Centennial Asset Management
                                  Corporation; Vice President (since October 1989) and
                                  Treasurer (since April 1986) of HarbourView Asset
                                  Management Corporation (an investment advisory
                                  subsidiary of the Manager); President, Treasurer and a
                                  director (June 1989-January 1990) of Centennial Capital
                                  Corporation (an investment advisory subsidiary of the
                                  Manager); Vice President and Treasurer (since August
                                  1978) and Secretary (since April 1981) of Shareholder
                                  Services, Inc. (a transfer agent subsidiary of the
                                  Manager); Vice President, Treasurer and Secretary
                                  (since November 1989) of Shareholder Financial
                                  Services, Inc. (a transfer agent subsidiary of the
                                  Manager); Assistant Treasurer (since March 1998) of
                                  Oppenheimer Acquisition Corp. (the Manager's parent
                                  corporation); Treasurer (since November 1989) of
                                  Oppenheimer Partnership Holdings, Inc. (a holding
                                  company subsidiary of the Manager); Vice President and
                                  Treasurer (since July




                      45 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
-------------------------------------------------------


GEORGE C. BOWEN,                  1996) of Oppenheimer Real Asset Management, Inc. (an
Continued                         investment advisory subsidiary of the Manager); Chief
                                  Executive Officer and director (since March 1996) of
                                  MultiSource Services, Inc. (a broker-dealer subsidiary
                                  of the Manager); Treasurer (since October 1997) of
                                  OppenheimerFunds International Ltd. and
                                  OppenheimerFunds plc (offshore fund management
                                  subsidiaries of the Manager). Oversees 43 portfolios in
                                  the OppenheimerFunds complex.

EDWARD L. CAMERON,                A member of The Life Guard of Mount Vernon, George
Trustee (since 1999)              Washington's home (since June 2000). Formerly (March
Age: 65                           2001 - May 2002) Director of Genetic ID, Inc. and its
                                  subsidiaries (a privately held biotech company); a
                                  partner with PricewaterhouseCoopers LLP (from
                                  1974-1999) (an accounting firm) and Chairman (from
                                  1994-1998), Price Waterhouse LLP Global Investment
                                  Management Industry Services Group. Oversees 43
                                  portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Chairman and Director (since 1998) of Rocky Mountain
Trustee (since 1990)              Elk Foundation (a not-for-profit foundation); and a
Age: 61                           director (since October 1999) of P.R. Pharmaceuticals
                                  (a privately held company) and UNUMProvident (an
                                  insurance company) (since June 1, 2002). Formerly
                                  Chairman and a director (until October 1996) and
                                  President and Chief Executive Officer (until October
                                  1995) of the Manager; President, Chief Executive
                                  Officer and a director of Oppenheimer Acquisition
                                  Corp., Shareholders Services Inc. and Shareholder
                                  Financials Services, Inc. (until October 1995).
                                  Oversees 43 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado Uplift (a non-profit charity)
Trustee (since 1996)              (since September 1984). Formerly (until October 1994)
Age: 62                           Mr. Freedman held several positions in subsidiary or
                                  affiliated companies of the Manager. Oversees 43
                                  portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,              Trustee (since 1996) of MassMutual Institutional Funds
Trustee (since 2002)              and of MML Series Investment Fund (open-end investment
Age: 56                           companies); Director of MML Services (since April 1987)
                                  and America Funds Emerging Markets Growth Fund (since
                                  October 1991) (both are investment companies), The
                                  California Endowment (a philanthropy organization)
                                  (since April 2002), and Community Hospital of Monterey
                                  Peninsula, (since February 2002); a trustee (since
                                  February 2000) of Monterey International Studies (an
                                  educational organization), and an advisor to Unilever
                                  (Holland)'s pension fund and to Credit Suisse First
                                  Boston's Sprout venture capital unit. Mrs. Hamilton
                                  also is a member of the investment committees of the
                                  Rockefeller Foundation, the University of Michigan and
                                  Hartford Hospital. Formerly, President (February
                                  1991-April 2000) ARCO Investment Management Company.
                                  Oversees 44 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                 Chairman and CEO (since August 2003) of Steele Street
Trustee (since 2002)              Bank (a commercial bank entity), Director (since 2001)
Age: 59                           of Jones Knowledge, Inc. (a privately held company),
                                  U.S. Exploration, Inc., (since 1997), Colorado UpLIFT
                                  (a non-profit organization) (since 1986) and a trustee
                                  of the Gallagher Family Foundation (non-profit
                                  organization) (since 2000). Formerly, Chairman of U.S.
                                  Bank (a subsidiary of U.S. Bancorp and formerly
                                  Colorado National Bank) (July 1996-April 1, 1999) and a
                                  director of Commercial Assets, Inc. (a REIT)
                                  (1993-2000). Oversees 44 portfolios in the
                                  OppenheimerFunds complex.




                      46 | OPPENHEIMER CAPITAL INCOME FUND

F. WILLIAM MARSHALL, JR.,         Trustee (since 1996) of MassMutual Institutional Funds
Trustee (since 2000)              and of MML Series Investment Fund (open-end investment
Age: 61                           companies); Trustee (since 1987), Chairman of the Board
                                  (since 2003) and Chairman of the investment committee
                                  (since 1994) for the Worcester Polytech Institute;
                                  President and Treasurer (since January 1999) of the SIS
                                  Fund (a private not for profit charitable fund);
                                  Trustee (since 1995) of the Springfield Library and
                                  Museum Association; Trustee (since 1996) of the
                                  Community Music School of Springfield. Formerly, member
                                  of the investment committee of the Community Foundation
                                  of Western Massachusetts (1998 - 2003); Chairman
                                  (January 1999-July 1999) of SIS & Family Bank, F.S.B.
                                  (formerly SIS Bank); President, Chief Executive Officer
                                  and Director (May 1993-December 1998) of SIS Bankcorp,
                                  Inc. and SIS Bank (formerly Springfield Institution for
                                  Savings) and Executive Vice President (January
                                  1999-July 1999) of Peoples Heritage Financial Group,
                                  Inc. Oversees 43 portfolios in the OppenheimerFunds
                                  complex.

------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS 498
AND OFFICER                       SEVENTH AVENUE, NEW YORK, NY 10018. MR. MURPHY SERVES
                                  FOR AN INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR
                                  REMOVAL.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and director (since
President and Trustee             June 2001) and President (since September 2000) of the
(since 2001)                      Manager; President and a director or trustee of other
Age: 54                           Oppenheimer funds; President and a director (since July
                                  2001) of Oppenheimer Acquisition Corp. and of
                                  Oppenheimer Partnership Holdings, Inc.; a director
                                  (since November 2001) of OppenheimerFunds Distributor,
                                  Inc.; Chairman and a director (since July 2001) of
                                  Shareholder Services, Inc. and of Shareholder Financial
                                  Services, Inc.; President and a director (since July
                                  2001) of OppenheimerFunds Legacy Program (a charitable
                                  trust program established by the Manager); a director
                                  of the following investment advisory subsidiaries of
                                  OppenheimerFunds, Inc.: OFI Institutional Asset
                                  Management, Inc. and Centennial Asset Management
                                  Corporation (since November 2001), HarbourView Asset
                                  Management Corporation and OFI Private Investments,
                                  Inc. (since July 2001); President (since November 1,
                                  2001) and a director (since July 2001) of Oppenheimer
                                  Real Asset Management, Inc.; a director (since November
                                  2001) of Trinity Investment Management Corp. and
                                  Tremont Advisers, Inc. (investment advisory affiliates
                                  of the Manager); Executive Vice President (since
                                  February 1997) of Massachusetts Mutual Life Insurance
                                  Company (the Manager's parent company); a director
                                  (since June 1995) of DLB Acquisition Corporation (a
                                  holding company that owns shares of David L. Babson &
                                  Company, Inc.); formerly, Chief Operating Officer
                                  (September 2000-June 2001) of the Manager; President
                                  and trustee (November 1999-November 2001) of MML Series
                                  Investment Fund and MassMutual Institutional Funds
                                  (open-end investment companies); a director (September
                                  1999-August 2000) of C.M. Life Insurance Company;
                                  President, Chief Executive Officer and director
                                  (September 1999-August 2000) of MML Bay State Life
                                  Insurance Company; a director (June 1989-June 1998) of
                                  Emerald Isle Bancorp and Hibernia Savings Bank (a
                                  wholly-owned subsidiary of Emerald Isle Bancorp).
                                  Oversees 75 portfolios in the OppenheimerFunds complex.





                      47 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
-------------------------------------------------------


------------------------------------------------------------------------------------------
OFFICERS                          THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS
                                  FOLLOWS: FOR MESSRS. LEVINE AND ZACK, 498 SEVENTH
                                  AVENUE, NEW YORK, NY 10018, FOR MR. WIXTED, 6803 S.
                                  TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER
                                  SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER
                                  RESIGNATION, DEATH OR REMOVAL.

MICHAEL S. LEVINE,                Vice President (since June 1998) of the Manager; an
Vice President (since 1999)       officer of 1 portfolio in the OppenheimerFunds complex;
Age: 37                           formerly Assistant Vice President and Portfolio Manager
                                  of the Manager (April 1996 - June 1998).

BRIAN W. WIXTED,                  Senior Vice President and Treasurer (since March 1999)
Treasurer (since 1999)            of the Manager; Treasurer (since March 1999) of
Age: 43                           HarbourView Asset Management Corporation, Shareholder
                                  Services, Inc., Oppenheimer Real Asset Management
                                  Corporation, Shareholder Financial Services, Inc.,
                                  Oppenheimer Partnership Holdings, Inc., OFI Private
                                  Investments, Inc. (since March 2000), OppenheimerFunds
                                  International Ltd. and OppenheimerFunds plc (offshore
                                  fund management subsidiaries of the Manager) (since May
                                  2000) and OFI Institutional Asset Management, Inc.
                                  (since November 2000); Treasurer and Chief Financial
                                  Officer (since May 2000) of Oppenheimer Trust Company
                                  (a trust company subsidiary of the Manager); Assistant
                                  Treasurer (since March 1999) of Oppenheimer Acquisition
                                  Corp. and OppenheimerFunds Legacy Program (since April
                                  2000); formerly Principal and Chief Operating Officer
                                  (March 1995-March 1999), Bankers Trust Company-Mutual
                                  Fund Services Division. An officer of 91 portfolios in
                                  the OppenheimerFunds complex.


ROBERT G. ZACK,                   Senior Vice President (since May 1985) and General
Vice President & Secretary        Counsel (since February 2002) of the Manager; General
(since 2001)                      Counsel and a director (since November 2001) of
Age: 55                           OppenheimerFunds Distributor, Inc.; Senior Vice
                                  President and General Counsel (since November 2001) of
                                  HarbourView Asset Management Corporation; Vice
                                  President and a director (since November 2000) of
                                  Oppenheimer Partnership Holdings, Inc.; Senior Vice
                                  President, General Counsel and a director (since
                                  November 2001) of Shareholder Services, Inc.,
                                  Shareholder Financial Services, Inc., OFI Private
                                  Investments, Inc., Oppenheimer Trust Company and OFI
                                  Institutional Asset Management, Inc.; General Counsel
                                  (since November 2001) of Centennial Asset Management
                                  Corporation; a director (since November 2001) of
                                  Oppenheimer Real Asset Management, Inc.; Assistant
                                  Secretary and a director (since November 2001) of
                                  OppenheimerFunds International Ltd.; Vice President
                                  (since November 2001) of OppenheimerFunds Legacy
                                  Program; Secretary (since November 2001) of Oppenheimer
                                  Acquisition Corp.; formerly Acting General Counsel
                                  (November 2001-February 2002) and Associate General
                                  Counsel (May 1981-October 2001) of the Manager;
                                  Assistant Secretary of Shareholder Services, Inc. (May
                                  1985-November 2001), Shareholder Financial Services,
                                  Inc. (November 1989-November 2001); OppenheimerFunds
                                  International Ltd. And OppenheimerFunds plc (October
                                  1997-November 2001). An officer of 91 portfolios in the
                                  OppenheimerFunds complex.





THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.



                      48 | OPPENHEIMER CAPITAL INCOME FUND

ITEM 2.  CODE OF ETHICS

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Fund has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of August 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)